UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

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Russell Investment Company

(Name of Registrant As Specified In Its Charter)

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RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell U.S. Defensive Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding Russell U.S. Defensive Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for PanAgora Asset Management, Inc. (“PanAgora”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved an interim portfolio management contract with PanAgora at its October 21, 2013 Board meeting and a new portfolio management contract with PanAgora at its December 4, 2013 Board meeting, each for PanAgora to continue to serve as a money manager to the Fund. These new portfolio management contracts became effective upon the date of each Board meeting.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

December 19, 2013

To Shareholders of the Russell U.S. Defensive Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for PanAgora Asset Management, Inc. (“PanAgora”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved an interim portfolio management contract with PanAgora at its October 21, 2013 Board meeting and a new portfolio management contract with PanAgora at its December 4, 2013 Board meeting, each for PanAgora to continue to serve as a money manager to the Fund. These new portfolio management contracts became effective upon the date of each Board meeting.

The attached Information Statement provides information about PanAgora, the new portfolio management contracts with PanAgora and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager related change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell U.S. Defensive Equity Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Defensive Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

PanAgora Asset Management, Inc. (“PanAgora”) is an existing money manager for the Fund. PanAgora is ultimately controlled by Power Corporation of Canada, a publicly traded company, whose controlling shareholder, Paul Desmarais, Sr., passed away on October 8, 2013. Mr. Desmarais’ shares were transferred to a testamentary trust, trustees of which have the authority to vote the shares. Due to the controlling interest Mr. Desmarais held in PanAgora’s ultimate parent, the transfer of his ownership interest resulting from his death could have been deemed a change of control of PanAgora. Because this change of control resulted in an assignment of PanAgora’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved an interim portfolio management contract with PanAgora at its October 21, 2013 Board meeting and a new portfolio management contract with PanAgora at its December 4, 2013 Board meeting. These new portfolio management contracts became effective upon the date of each Board meeting

Portfolio Management Contract

Effective October 21, 2013, RIMCo, as fiduciary for RIC, entered into an interim portfolio management contract with Panagora to be effective through December 4, 2013. Effective December 4, 2013, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with PanAgora. This contract will continue until August 31, 2014. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to PanAgora and by PanAgora upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with PanAgora, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on October 21, 2013, the Board received a proposal from RIMCo to approve a new interim portfolio management contract between RIMCo and PanAgora. At a meeting held on December 4, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and PanAgora, effective December 4, 2013. The Trustees approved the terms of the proposed portfolio management contracts with PanAgora based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that the proposed change would have no impact on the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at the August 26-27, 2013 meetings as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meetings will be available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including PanAgora, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.55% (estimated to be $6,706,893 based on an assumed average asset level of $1,219,435,068 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.18% (estimated to be $2,194,983 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.18% (estimated to have been $2,194,983 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with PanAgora.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

PanAgora does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About PanAgora

PanAgora Asset Management, Inc. 407 Atlantic Avenue, 8th Floor, Boston, MA 02210 is an indirect subsidiary of and is controlled by Putnam Investments Trust. Putnam Investments Trust is an indirect subsidiary of and is controlled by Great-West Lifeco Inc. (“Great-West Life”), a public company, which indirectly owns 100% of the voting stock of Putnam Investments Trust. Great-West Life is a direct subsidiary of and is controlled by Power Financial Corporation, a public company, which owns 66.93% of the voting stock of Great-West Life. Power Financial Corporation is an indirect subsidiary of and is controlled by Power Corporation of Canada, a public company, which indirectly owns 65.78% of the voting stock of Power Financial Corporation. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.

The following entities or persons own, of record or beneficially, ten percent or more of the outstanding voting securities of PanAgora.

Name	Address
Nippon Life Insurance Company	3-5-12, Imabashi, Chuo-Ku, Osaka, Osaka, 541-0042 Japan
Putnam US Holdings I, LLC	1 Post Office Sq, Boston, Massachusetts 02109-2106

The names and principal occupations of the principal executive officers and each director or general partner of PanAgora, all located at 407 Atlantic Avenue, 8th Floor, Boston, MA 02210, are listed below.

Name	Principal Occupation/Title
Eric Sorensen	Chief Executive Officer
Michael Turpin	Chief Operating Officer
Louis Iglesias	Chief Compliance Officer
Paul Sutton	Chief Financial Officer
Edward Qian	Chief Investment Officer
George Mussalli	Chief Investment Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of PanAgora. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which PanAgora, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of PanAgora or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

18th Floor

Seattle, WA 98101

Russell U.S. Strategic Equity Fund

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT

An Information Statement regarding Russell U.S. Strategic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”), is available for your review. This Notice presents only an overview of the more complete Information Statement that is available to you on the internet or by mail. We encourage you to access and review all of the important information contained in the Information Statement.

The Fund is not soliciting proxy or consent authority, but is furnishing an Information Statement pursuant to Rule 14a-16 and 14c-2 under the Securities Exchange Act of 1934, as amended.

The Information Statement details a recent money manager event related to the Fund. Specifically, as a result of a change of control for PanAgora Asset Management, Inc. (“PanAgora”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved an interim portfolio management contract with PanAgora at its October 21, 2013 Board meeting and a new portfolio management contract with PanAgora at its December 4, 2013 Board meeting, each for PanAgora to continue to serve as a money manager to the Fund. These new portfolio management contracts became effective upon the date of each Board meeting.

RIC’s investment adviser is Russell Investment Management Company (“RIMCo”). The Information Statement is being provided to you in lieu of a proxy statement pursuant to the terms of an exemptive order granted to RIMCo and RIC by the Securities and Exchange Commission. The order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board, without a shareholder vote. Shareholders of the Fund must be provided with specified information within 90 days of the hiring of any new money manager. The order allows the Fund, in lieu of physical delivery of the Information Statement, to make the Information Statement available online.

The full Information Statement will be available on RIC’s website at http://hosted.rightprospectus.com/Russell/ until at least 90 days after this notice was sent to you. A paper or email copy of the full Information Statement may be obtained, without charge, by calling 1-800-290-2604 or emailing RussellProspectuses@RRD.com. For other information, please call 1-800-787-7354 or visit Russell.com.

If you want to receive a paper or email copy of the above listed document, you must request one. You must request a paper copy of the Information Statement by the 90th day after this notice was sent to you in order to receive timely delivery.

There is no charge to you for requesting a copy.

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

December 19, 2013

To Shareholders of the Russell U.S. Strategic Equity Fund (the “Fund”):

Enclosed is an Information Statement of Russell Investment Company that details a recent money manager event related to the Fund. Specifically, as a result of a change of control for PanAgora Asset Management, Inc. (“PanAgora”), an existing money manager for the Fund, the Fund’s Board of Trustees (the “Board”) approved an interim portfolio management contract with PanAgora at its October 21, 2013 Board meeting and a new portfolio management contract with PanAgora at its December 4, 2013 Board meeting, each for PanAgora to continue to serve as a money manager to the Fund. These new portfolio management contracts became effective upon the date of each Board meeting.

The attached Information Statement provides information about PanAgora, the new portfolio management contracts with PanAgora and the Board’s considerations in approving the new portfolio management contracts.

Please note that the Fund is not required to obtain shareholder approval for this money manager related change. We are not asking you for a proxy and you are requested not to send us a proxy.

If you have any questions regarding the Information Statement, please call 1-800-787-7354. A paper or email copy of the attached Information Statement may be obtained, without charge, by calling 1-800-290-2604.

Sincerely,

Jessica Gates
Assistant Secretary
Russell Investment Company

RUSSELL INVESTMENT COMPANY

1301 Second Avenue

Seattle, Washington 98101

INFORMATION STATEMENT

Russell U.S. Strategic Equity Fund

Under the terms of an exemptive order (the “Order”) issued by the Securities and Exchange Commission (“SEC”), this document is an Information Statement and is being furnished to shareholders of the Russell U.S. Strategic Equity Fund (the “Fund”), a series of Russell Investment Company (“RIC”). Russell Investment Management Company (“RIMCo”) serves as the investment adviser of the Fund.

The Fund allocates most of its assets among multiple money managers unaffiliated with RIMCo. Assets not allocated to money managers are managed by RIMCo. RIMCo, as the Fund’s adviser, may change the allocation of the Fund’s assets among money managers at any time. The Order permits RIMCo to hire a money manager at any time, subject to the approval of the Fund’s Board of Trustees (the “Board”), without a shareholder vote. Pursuant to the terms of the Order, the Fund is required to notify its shareholders within 90 days of when a new money manager is hired for the Fund.

Change of Money Manager

PanAgora Asset Management, Inc. (“PanAgora”) is an existing money manager for the Fund. PanAgora is ultimately controlled by Power Corporation of Canada, a publicly traded company, whose controlling shareholder, Paul Desmarais, Sr., passed away on October 8, 2013. Mr. Desmarais’ shares were transferred to a testamentary trust, trustees of which have the authority to vote the shares. Due to the controlling interest Mr. Desmarais held in PanAgora’s ultimate parent, the transfer of his ownership interest resulting from his death could have been deemed a change of control of PanAgora. Because this change of control resulted in an assignment of PanAgora’s portfolio management contract with RIMCo and an automatic termination of that contract, the Board of RIC approved an interim portfolio management contract with PanAgora at its October 21, 2013 Board meeting and a new portfolio management contract with PanAgora at its December 4, 2013 Board meeting. These new portfolio management contracts became effective upon the date of each Board meeting

Portfolio Management Contract

Effective October 21, 2013, RIMCo, as fiduciary for RIC, entered into an interim portfolio management contract with Panagora to be effective through December 4, 2013. Effective December 4, 2013, RIMCo, as fiduciary for RIC, entered into a new portfolio management contract with PanAgora. This contract will continue until August 31, 2014. Thereafter, the contract will continue in effect for successive annual periods if its continuance has been specifically approved at least annually by RIC’s Board, including the affirmative vote of a majority of the Trustees who are not parties to the contract, or “interested persons” (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The contract is automatically terminated if assigned. The contract may be terminated without payment of any penalty by RIMCo or RIC immediately upon written notice to PanAgora and by PanAgora upon 30 days’ written notice to RIMCo.

Board Approval of Portfolio Management Contract

In evaluating the portfolio management contracts with PanAgora, the Board considered that the Fund, in employing a manager-of-managers method of investment, operates in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. In the case of the Fund, an advisory fee is paid by the Fund to RIMCo which in turn compensates the money manager firms hired to make specific securities selections.

The Board considered that RIMCo (rather than any money manager) is responsible under the investment advisory agreement for determining, implementing and maintaining the investment program for the Fund. Assets of the Fund generally have been allocated among the multiple money managers.

RIMCo is responsible for selecting, subject to Board approval, money managers for the Fund and for actively managing allocations and reallocations of assets among the money managers. The Board has been advised that RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each money manager for the Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon its selection of portfolio securities and the money manager’s specified role in the Fund. RIMCo is responsible for communicating performance expectations to each money manager; supervising compliance by each money manager with the Fund’s investment objective and policies; authorizing money managers to engage in certain investment strategies for the Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board the additions of new money managers or terminations or replacements of existing money managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each money manager intended to capitalize on the strengths of that money manager or to coordinate the investment activities of money managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of money managers is made not only on the basis of performance considerations but also on anticipated compatibility with other money managers in the Fund. In light of the foregoing, the overall performance of the Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective money manager with a particular investment style or sub-style for a segment that is complementary to the styles of the money managers of other Fund segments, and allocating assets among the money managers in a manner designed to achieve the objectives of the Fund.

The Board considered that the prospectus for the Fund and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for the Fund, rather than the investment selection role of the Fund’s money managers, and describe the manner in which the Fund operates so that investors may take that information into account when deciding to purchase shares of the Fund.

At a meeting held on October 21, 2013, the Board received a proposal from RIMCo to approve a new interim portfolio management contract between RIMCo and PanAgora. At a meeting held on December 4, 2013, the Board received a proposal from RIMCo to approve a new portfolio management contract between RIMCo and PanAgora, effective December 4, 2013. The Trustees approved the terms of the proposed portfolio management contracts with PanAgora based substantially upon RIMCo’s recommendation to hire the money manager at the proposed fee rate; information as to any significant business relationships between the money manager and RIMCo or Russell Financial Services, Inc., the Fund’s underwriter; the Fund’s Chief Compliance Officer’s evaluation of the money manager’s compliance program, policies and procedures and certification that they were consistent with applicable legal standards; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of the money manager to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the money manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees considered information provided by RIMCo that the proposed change would have no impact on the fees RIMCo pays to the money managers of the Fund. The Trustees also considered their findings at the August 26-27, 2013 meetings as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money manager’s investment advisory fees are paid by RIMCo. A more extensive discussion of the Board’s findings at their August 26-27, 2013 meetings will be available in the Fund’s annual report for the fiscal year ended October 31, 2013, a copy of which will be available free of charge by calling 1-800-787-7354.

Compensation

Under its advisory agreement with RIC, RIMCo receives an advisory fee from the Fund for its services. From its advisory fee, RIMCo, as agent for RIC, pays all Fund money managers for their investment selection services. The remainder of the fee is retained by RIMCo as compensation for its services and to pay expenses. Quarterly, each Fund money manager, including PanAgora, is paid a pro rata portion of its annual fee, based on the monthly average of all the assets allocated to it. The annual rate of the advisory fees payable to RIMCo as a percentage of the average daily net assets of the Fund is 0.75% (estimated to be $19,700,457 based on an assumed average asset level of $2,626,727,568 for the twelve months ended October 31, 2013, RIC’s fiscal year end). Prior to the changes described herein, the aggregate annual rate of the advisory fees payable to the Fund’s money managers was approximately 0.18% (estimated to be $4,728,110 based on the same asset level). Giving effect to the changes described in this notice, the aggregate annual advisory fee payable to the Fund’s money managers would have been approximately 0.18% (estimated to have been $4,728,110 based on the same asset level).

For the most recently completed fiscal year, the Fund paid no aggregate commissions to brokers affiliated with PanAgora.

The money managers may use brokerage commissions to pay for soft dollar research services. Any such use will be in accordance with Section 28(e) of the Securities Exchange Act of 1934.

Similar Investment Advisory Relationships

PanAgora does not act as an investment adviser to other registered U.S. investment companies with investment objectives similar to those of the Fund.

Additional Information About PanAgora

PanAgora Asset Management, Inc. 407 Atlantic Avenue, 8th Floor, Boston, MA 02210 is an indirect subsidiary of and is controlled by Putnam Investments Trust. Putnam Investments Trust is an indirect subsidiary of and is controlled by Great-West Lifeco Inc. (“Great-West Life”), a public company, which indirectly owns 100% of the voting stock of Putnam Investments Trust. Great-West Life is a direct subsidiary of and is controlled by Power Financial Corporation, a public company, which owns 66.93% of the voting stock of Great-West Life. Power Financial Corporation is an indirect subsidiary of and is controlled by Power Corporation of Canada, a public company, which indirectly owns 65.78% of the voting stock of Power Financial Corporation. Power Corporation of Canada is controlled by the Paul G. Desmarais Sr. Testamentary Trust.

The following entities or persons own, of record or beneficially, ten percent or more of the outstanding voting securities of PanAgora.

Name	Address
Nippon Life Insurance Company	3-5-12, Imabashi, Chuo-Ku, Osaka, Osaka, 541-0042 Japan
Putnam US Holdings I, LLC	1 Post Office Sq, Boston, Massachusetts 02109-2106

The names and principal occupations of the principal executive officers and each director or general partner of PanAgora, all located at 407 Atlantic Avenue, 8th Floor, Boston, MA 02210, are listed below.

Name	Principal Occupation/Title
Eric Sorensen	Chief Executive Officer
Michael Turpin	Chief Operating Officer
Louis Iglesias	Chief Compliance Officer
Paul Sutton	Chief Financial Officer
Edward Qian	Chief Investment Officer
George Mussalli	Chief Investment Officer

No officers or trustees of RIC are officers, employees, directors, general partners or shareholders of PanAgora. In addition, since the beginning of RIC’s most recently completed fiscal year, no trustee of RIC has had, directly or indirectly, a material interest in any transaction or material proposed transaction to which PanAgora, its parent entity or subsidiaries or any subsidiaries of the parent of any such entities, was or is to be a party. Since the beginning of RIC’s most recently completed fiscal year, none of the Trustees purchased or sold securities of PanAgora or its parent or subsidiaries.

Related Information

Russell Investment Management Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, provides or oversees the provision of all investment advisory and portfolio management services for the Fund.

Russell Financial Services, Inc., 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the principal distributor of Fund shares.

Russell Fund Services Company, 1301 Second Avenue, 18th Floor, Seattle, WA 98101, a wholly-owned subsidiary of RIMCo, is the administrator of the Fund.

Additional Information

As permitted by law, only one copy of this Information Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified RIC of their desire to receive multiple copies of the Information Statements RIC sends. If you would like to receive an additional copy, please contact RIC by calling 1-888-775-7354 or writing to 1301 Second Avenue, 18th Floor, Seattle, WA 98101. RIC will then promptly deliver a separate copy of the Information Statements to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of RIC’s Information Statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

If you have any questions about the changes described in this Information Statement or if you wish to obtain a copy of the Fund’s annual or semiannual reports to shareholders at no charge, please contact your Russell authorized financial intermediary or RIC, at 1301 Second Avenue, 18th Floor, Seattle, WA 98101 or 1-800-787-7354.